3DSYSTEMS™

MANUFACTURING THE FUTURE℠

INVESTOR DAY JUNE 2013









WWW.3DSYSTEMS.COM NYSE:DDD

SAFE HARBOR

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 25, 2013. These are available at www.SEC.gov.

AGENDA

3DS Overview | Avi Reichental, CEO

Accelerating 3D Printers Adoption | Michele Marchesan VP&GM, 3D Printing

Reinventing the Engineer's desktop| Ping Fu, CSO

Impact of 3DS Solutions on Patients Lives | Andy Christenson, CEO Medical Modeling

Democratizing Access| Cathy Lewis, CMO

Growth and Expectations| Damon Gregoire, CFO

Manufacturing the future Avi Reichental, CEO

Q&A

3DSYSTEMS™

OVERVIEW

AVI REICHENTAL, CEO






WWW.3DSYSTEMS.COM NYSE:DDD

KEY DIFFERENTIATORS

- Unmatched portfolio + leading brands + expanding channels
- Technology + financial strength and flexibility
- Open-ended growth opportunities
- Innovative business model with end-to-end solutions
- Focused, balanced growth initiatives
- Experienced management team

DISRUPTIVE | TRANSFORMATIVE | IMPACTFUL

THE WAY WE DESIGN | WHAT WE CREATE | HOW WE MANUFACTURE



CONVERGENCE INFORMS GROWTH



$ in billions
3D Printer Forecast
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: ~23%
2013
2015
2017
2019
2020
Source: Wohler's Report



Product Lifecycle Management (PLM) Forecast
$60
$50
$40
$30
$20
$10
$0
CAGR: 11%
2012
2013
2014
2015
2016
Source: CIMdata

- Our solutions replace or complement traditional design-to-manufacturing alternatives
- Rapid growth forecasted for 3D content-to-print solutions driven by strong secular demand
- Strategically positioned at the heart of $30B+ design-to-manufacture value chain

FAVORABLE DYNAMICS


Professional-class 3D Printers
9%
13%
9%
66%
Desktop
Lab Use
Service
Don't Use
SOURCE ENGINEERING.COM

FACTORS ACCELERATING ADOPTION

- R&D spend
- Time-to-market
- Complexity
- Democratization
- Sustainability

WE LIVE IN EXPONENTIAL TIMES

REDEFINES MOORES'S LAW: COST | SPEED | CONVERGENCE


TRANSLATION:
India has more honors kids than America has kids
by the age of
38
DID YOU KNOW ?
The amount of new technical information is doubling every 2 years...
The top 10 in-demand jobs in 2010...
There are about 540,000 words in the English language

EFFECTIVE GROWTH PILLARS



Ecosystem
Organic R&D
Integrated platforms
Acquired R&D
ACCELERATE 3D PRINTER ADOPTION
EXPAND QUICKPARTS SERVICE
GROW HEALTHCARE SOLUTIONS
BUILD CONSUMER PRESENCE
REINVENT THE ENGINEER'S DESKTOP

DEMOCRATIZATION BROADENS ACCESS

LIVINGROOM | CLASSROOM | GARAGE | DESKTOP | LAB | FACTORY

DESIGN | MODELING



Price: $1,300 - $20,000

PROTOTYPING | MANUFACTURING



$20,000 - $250,000



$250,000 - $950,000

MATERIALS ACCELERATE ADOPTION

100 MATERIALS: PLASTIC | NYLON | METAL | RUBBER | WAX | COMPOSITE

High-Definition | Snap-Fit



High- Impact | Light-Weight



Durable | High-Temperature



Biocompatible



Conformal Structures



Casting



SERVICES MULTIPLEX ACCESSIBILITY

CAPACITY | VARIETY | UTILITY | ACTIVITY

- Quick-turn manufacturing services
- Latest additive and traditional capabilities in nine locations worldwide
- Instant online quoting with proprietary, integrated sales and manufacturing platform


Quickparts
Start Quoting


MyQuote3D
QUICKPARTS



DESIGN TOOLS DRIVE PRODUCTIVITY

VOXEL CAD | HAPTICS | MODEL-SCAN-PRINT WORKFLOW | VERIFICATION





COLLECTIVE WISDOM SHAPES CULTURE



Exponential organizations thrive on complexity

Inventiveness must become a way of life for every function

Out of box thinking requires the removal of the box... take away the familiar tools

Business model innovation is as important as technology innovation

Aligning teams passion with purpose fuels exponentials

PRESENCE EXTENDS REACH

GLOBAL | LOCAL | NETWORKED

Americas

- Rock Hill, SC
- Atlanta, GA
- Andover, MA
- Denver, CO
- Herndon, VA
- Langhorne, PA
- Lawrenceburg, TN
- Morrisville, NC
- New York, NY
- Richardson, TX
- Seattle, WA
- San Francisco, CA
- Tijuana, Mexico
- Valencia, CA
- Vernon Hills, IL



Europe

- Benelux
- England
- France
- Germany
- Italy
- Switzerland

Asia-Pacific

- Australia
- China
- Hong Kong
- India
- Japan
- Korea
- Singapore

LEADERSHIP REFLECTS ENTERPRENUERIALSHIP


Avi Reichental CEO
Chuck Hull CTO
Damon Gregoire CFO
Ziad Abou GM Quickparts Services
Kevin McAlea GM Advanced Manufacturing
Cathy Lewis CMO
Michele Marchesan GM 3D Printing
Rajeev Kulkarni GM Cubify
Andy Johnson GC&S
Ping Fu CSO
Calvin Hur GM Geomagic Solutions
Diana Kalisz CDO

3DSYSTEMS™

MANUFACTURING DRIVES GROWTH

3M
invisalign
DELL
DELPHI
Ford
GM
CONFORMIS
NIKE
Hendrick
Honeywell
IBM
SC Johnson
Johnson & Johnson
BOEING
KOHLER
MATTEL
NASA
Sandia National Laboratories
NORTHROP GRUMMAN
stryker
U.S. AIR FORCE
OAKLEY

Audi
Red Bull Racing
AIRBUS
CITROËN
oticon
WIDEX hearing instruments
SIEMENS
BMW
OLYMPUS
LOTUS RENAULT GP
ROLLS ROYCE
FIAT
NOKIA

ALCOA
CASIO
DAEWOO
DAIHATSU
FUJITSU
FUJI XEROX
HITACHI
HONDA
HYUNDAI
ISUZU
KYOCERA
LG Life's Good
MITSUBISHI
NISSAN
Panasonic
SAMSUNG
SEGA
SONY
SUZUKI
TOYOTA

3DSYSTEMS™

ACCELERATING 3D PRINTERS ADOPTION

MICHELE MARCHESAN, VP & GM 3D PRINTERS






WWW.3DSYSTEMS.COM NYSE:DDD

NUMBERS COME FROM NUMBERS


XX APPLICATION ENGINEEERS
XX DIRECT SALES MANAGERS
XX CHANNEL MANAGERS
500 RESELLERS
ONLINE DIRECT
INSTORE RETAILERS
ONLINE RETAILERS

Print Engines Fuel Use Case Growth

MODEL | PROTOTYPE | COMMUNICATE | TOOL | CAST | MANUFACTURE



SLA



SLS



SLM



FTI



CJP



PJP



MJP

NUMBERS COME FROM HIGH RES PARTS



NUMBERS COME FROM FUNCTIONAL MATERIALS









NUMBERS COME FROM THROUGHPUT & ACCURACY


High throughput with superior accuracy & resolution
.6mm

NUMBERS COME FROM SIZE AND SPEED

1500 x 750 x 550 mm





While preserving fine-feature details

NUMBERS COME FROM PRODUCTION GRADE








NUMBERS COME FROM BROAD RANGE OF USE CASES

















NUMBERS COME FROM ADVANCED MANUFACTURING

Accuracy	+/- 45µm
Resolution	17.5µm
Functionality	Comparable thermoplastics & metals
Size	Full car dashboard in single part
Scalability	>20,000 per shift with integrated SPC





NUMBERS COME FROM MULTICOLOR






POWER
PAINTER







3DSYSTEMS™

REINVENTING THE ENGINEER’S DESKTOP

PING FU, VP & CSO






WWW.3DSYSTEMS.COM NYSE:DDD

INTUITIVE TOOLS DELIVER PRODUCTIVITY

VOXEL CAD | HAPTICS | MODEL-SCAN-PRINT WORKFLOW





DESIGN SOFTWARE – GEOMAGIC FREEFORM PLUS

Geomagic
Freeform® PLUS

Touch enabled organic design software



- **Powerful, Flexible Industrial Design**
  Robust voxel-based modeling
  Complete design freedom combined with manufacturability
- **Touch-based haptic interface**
  Digital sculpting makes creating beautiful shapes easy
- **The ideal way to design for 3D printing**
  Complexity is free



DESIGN SOFTWARE – GEOMAGIC DESIGN

Geomagic
Design™
Powerful mechanical design software



Geomagic
Design™ X
The Fastest Path from 3D Capture to CAD Software



Geomagic
Design™ DIRECT
Design for Manufacturing and Engineering Analysis



Geomagic
Verify™

The Safer, Easier First Article Inspection Software


The Safer, Easier
Inspection Software™

Geomagic
Control™

Powerful Metrology Automation

Next Generation 3D Authoring Platform


Capture / Inputs
Laser Scan
White light scan
Handheld scan
Probe arm
Handheld probe
Tracker
Midrange scanner
Entry-level scanner
Medical CBCT scan
STL file
CAD file
Inspection Plan
Kinect
Photos
Direct input
Mobile and Web
Cloud
Desktop
Components
Applications / Outputs
Milling
Molding
Manufacturing
Rapid prototyping
Personal 3D printing
Direct part production
Heritage
Education
Entertainment
Production planning
Surveying
Heritage visualization
FEA
Reverse engineering
Inspection

REINVENTING THE ENGINEERS DESKTOP


SCOTT SUMMIT
ASM 2D-3.3

3DSYSTEMS™

3DS SOLUTIONS IMPACT ON PATIENTS' LIVES

ANDY CHRISTENSON, CEO MEDICAL MODELING






WWW.3DSYSTEMS.COM NYSE:DDD

3DSYSTEMS

DEMOCRATIZING ACCESS

CATHY LEWIS, CMO









WWW.3DSYSTEMS.COM NYSE:DDD

PLATFORM AND ECOSYSTEMS



Source: Makie Lab











Source:You Tube

RE-INVENTING RETAIL



RESHAPING DIGITIZATION

SENSING | PHOTOGRAMETRY | SCANNING


Cubify Capture
Upload them
to Cubify Capture


Take scan data from Kinect

RECASTING INTERACTIONS

KINECT | GESTURE | LEAP



SOURCE:FRONT| 3DSYSTEMS|LEAP MOTION





RE-IMAGINING EDUCATION

UNLEASHING CREATIVITY | IMPARTING TOMORROW'S SKILLS TODAY





3DME | WHO DO YOU WANT TO BE




3D Print your own
Star Trek figurine

CUBIFY SNAP




Cubify Capture – Face Scan Booth
CUSTOMIZE YOUR HAIR
Use your fingers to interact with the models:
MAKE IT REAL


Cubify Capture – Face Scan Booth
CUSTOMIZE YOUR HAIR
Use your fingers to interact with the models:
MAKE IT REAL



Cubify Draw

digital doodling for 3D printing

on your iPhone and iPad

3DSYSTEMS

GROWTH AND EXPECTATIONS

DAMON GREGOIRE, SVP & CFO









WWW.3DSYSTEMS.COM NYSE:DDD

EFFECTIVE GROWTH PILLARS


ACCELERATE 3D PRINTER ADOPTION
EXPAND QUICKPARTS SERVICE
GROW HEALTHCARE SOLUTIONS
BUILD CONSUMER PRESENCE
REINVENT THE ENGINEER'S DESKTOP

DIFFERENTIATION


SOFTWARE PLATFORM
PLASTICS
METALS
WAXES
FULLCOLOR
CLOUD PRINTING
CONSUMER ECOSYSTEM



PERFORMANCE IMPROVEMENTS


$ in millions
$600
$500
$400
$300
$200
$100
$0
55.0%
50.0%
45.0%
40.0%
35.0%
$113
$160
$230
$354
$460 - $510
44.1%
46.3%
47.3%
51.2%
2009
2010
2011
2012
2013
Guidance
Revenue
Gross Margin

Non-GAAP Performance Drivers	2012 Vs. 2011 % Change
Revenue	54%
Printer units	124%
Gross profit	66%
Net income	66%
Net income per employee	17%
Diluted earnings per share	54%

FINANCIAL HIGHLIGHTS

Revenue Growth and Margin Expansion	▪ 2012 revenue grew 53.5%; Q1 2013 revenue grew 31% ▪ Increased GPM to 51.2% for full year 2012 and increased GPM to 52.4% in Q1 2013 ▪ Strong organic growth supplemented by successful acquisition
Favorable Mix Shift Drives Enhanced Revenue Visibility	▪ Remixing of revenue categories and shifting price points drives revenue generation sustainability and scalability ▪ New products revenue increased to $38.3 million in Q1 2013, a 60% increase from Q1 2012
Strong Profitability Track Record	▪ Operating margins have expanded to 25% Non-GAAP in Q1 2013 ▪ Strong cash generation from operations ▪ Anticipates additional gross profit margin and operating margin expansion

EFFECTIVE R&D FUELS GROWTH

$ in millions


Annual New Products Revenue
$150
$100
$50
$0
$ 58.6
$ 77.8
$ 131.9
2010
2011
2012


Q1 New Products Revenue
$50
$40
$30
$20
$10
$0
$15.6
$23.9
$38.3
2011
2012
2013

Commercialized 16 new products in 2012

Increased 2012 annual R&D spend by 62%

Competed 4 acquisitions of technology assets in 2012

REVENUE EXPECTATIONS

2012 YE ACTUAL $354 MILLION **2013 YE EXPECTATION $460-510 MILLION**


SERVICES
PRINTERS
MATERIALS
30% - 44%
revenue growth
CONSUMER
SERVICES
SOFTWARE
MATERIALS
PRINTERS

GPM Expectations

Continued corporate gross profit margin expansion

GPM Drivers

- Materials
- Software
- Volume
- Continuous Operational Improvements

GPM Pressure

- Quickparts
- Consumer
- Printer units surge
- Mix

OPEN ENDED GROWTH OPPORTUNITIES


CONSUMER
Rapid Prototyping
3D Systems
Function
Fit
Form
Direct Competitors
MANUFACTURING

Addressing full continuum of 3D – ideation through production

3DSYSTEMS™

MANUFACTURING THE FUTURE

AVI REICHENTAL, CEO









WWW.3DSYSTEMS.COM NYSE:DDD

AEROSPACE

COMPLEXITY| WEIGHT | MANEUVERABILITY | FUEL EFFICIENCY |COST


GE ADDITIVE MANUFACTURING - BY THE NUMBERS
19 additive fuel nozzles to be installed on every CFM LEAP engine, >4500 sold
By 2020, GE Aviation will manufacture >100,000 additive parts
Potential to reduce weight of a single aircraft engine by 1,000 lbs
Across the company, GE has more than 300 3D printing machines



AUTOMOTIVE

DESIGN | VALIDATE | TOOL | BRIDGE | CUSTOMIZE | MANUFACTURE



AirAsia

SOURCE: Lotus F1


SOURCE: General Motors

PATIENT SPECIFIC MEDICAL DEVICES

ITE HEARING AIDS | DENTAL RESTORATIONS | IMPLANTS



SOURCE: CNN



SOURCE: ORLive.com

ECONOMY SCALES

INVISALIGN PRODUCES OVER 17 MILLION UNIQUE ALIGNERS ANNUALLY





SOURCE: ALIGN 2012 Annual Report

DIRECT METAL SYSTEMS

MEDICAL METALS



AEROSPCE | AUTOMOTIVE | DEFENSE | METALS | CERAMICS





METALS | ALLOYS









NEXT GEN PERSONAL PRINTERS

Greater affordability

More functionality

Better printability

Multi materials and colors



NEXT GEN PROFESSIONAL & PRODUCTION GRADE

Multi Materials



Full Color Plastic



Greater Productivity



Larger Format



NEXT GEN MATERIALS

High performance plastics



Full color plastics



Biocompatible plastics



Multi-material composites



High temperature conductive



Fine particle metals and ceramics



THE BESPOKE SOLUTION



CAPTURE



PROCESS



PRINT

- Custom fit orthopedic devices
- Dramatic improvements in fit, comfort & appearance
- Improvements in clinical quality and function



BESPOKE WRIST BRACES









THE BESPOKE DIFFERENCE

Custom Fit



Braces are slim and form fitting

Ventilated



3D Printing enables complex ventilation patterns

Stylish



Bespoke Braces are easily mistaken for fashion accessories

Easy to Clean



Materials compatible with swimming and bathing, and dish-washer safe

AFFORDABLE AND SCALABLE





Over 10M wrist braces sold annually in US

1.3M "custom" wrist braces with a market size > $300M/yr.

Reimbursement for custom braces = $250-450

Insurance companies moving towards preventative care; Bespoke offers low-cost solution for many conditions

Repetitive Strain Injury, Carpal Tunnel Syndrome, Arthritis of thumb, Tenosynovitis, Flexor and Extensor Tendon injuries and Wrist Injuries

SOURCE: FROST & SULLIVAN

NEXT GEN BESPOKE PEDIATRIC BRACES



3DSYSTEMS™

EFFECTIVE GROWTH PILLARS



iPro | sPro
Quickparts
Cube | ProJet
Geomagic
Cubify
Bespoke
ACCELERATE 3D PRINTER ADOPTION
EXPAND QUICKPARTS SERVICE
GROW HEALTHCARE SOLUTIONS
BUILD CONSUMER PRESENCE
REINVENT THE ENGINEER'S DESKTOP

BOTTOM LINE

- Unmatched portfolio with leading brands
- Technology + financial strength and flexibility
- Open-ended growth opportunities
- Innovative business model with end-to-end solutions
- Focused, balanced growth initiatives
- Experienced management team

3DSYSTEMS

Thank You






WWW.3DSYSTEMS.COM NYSE:DDD